UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 21, 2006
Date of Report (date of earliest event reported)

Sigma Designs, Inc.
(Exact name of registrant as specified in its charter)

California	000-15116	94-2848099
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1221 California Circle Milpitas, California 95035
(Address of principal executive offices)

(408) 262-9003

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

SIGMA DESIGNS, INC.
FORM 8-K

Item 2.02. Results of Operations and Financial Condition

The information contained in this Item 2.02 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

On March 21, 2006, Sigma Designs, Inc. issued a press release reporting preliminary fourth quarter and year-end results. The press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

The information contained in this Item 9.01 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

(c) Exhibits

 Exhibit No.     Description

99.l	Press Release of Sigma Designs, Inc., dated as of March 21, 2006, entitled “Sigma Designs, Inc. Reports Fourth Quarter and Year-end Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMA DESIGNS, INC.

By:	/s/ KIT TSUI

Kit Tsui Chief Financial Officer and Secretary (Principal Financial Officer and Accounting Officer)

Date: March 21, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Sigma Designs, Inc., dated as of March 21, 2006, entitled “Sigma Designs, Inc. Reports Fourth Quarter and Year-end Results.”